UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 26, 2005


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-25675                74-3055158
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                     Identification No.)


                      500 NORTH MICHIGAN AVENUE, SUITE 300
                            CHICAGO, ILLINOIS 60611
                (Address of Principal Executive Offices/Zip Code)


                                 (312) 396-4031
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
--------------------------------------------------------------------------------

     Information included in this Current Report on Form 8-K may contain statements which constitute forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended. Those statements include statements regarding our intent, belief or current expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Such risks and uncertainties include, among other things, our ability to amicably resolve potential claims against us, our ability to restructure and consummate the contemplated follow-on-financing on terms more favorable to us, the impact of general economic conditions on our business, and other risks and uncertainties that may be detailed herein, or from time to time in our other filings made with the Securities and Exchange Commission.

ITEM  1.02.     TERMINATION  OF  A  MATERIAL  DEFINITIVE  AGREEMENT.
ITEM  8.01.     OTHER  EVENTS.

     Patron Systems, Inc. (the "Registrant") has adopted a revised plan for the consummation of a follow-on-financing which contemplates immediate bridge funding followed by a significant equity funding.

     In connection with the Registrant's revised plan for the consummation of a follow-on-financing the Registrant continues discussions with Mr. Allin and The Allin Dynastic Trust, and has entered into discussions with other parties with potential claims against the Registrant, pursuant to which the Registrant intends to offer equity securities in lieu of cash payments to resolve potential claims held by such parties. No definitive agreements have resulted from these discussions. The Registrant's management believes that resolving claims and liabilities in this manner will enable the Registrant to successfully complete the contemplated follow-on-financing according to the Registrant's revised plan on terms more favorable to the Registrant. No date has currently been set for the consummation of the follow-on-financing

     On August 26, 2005, the Settlement Agreement and Mutual Release dated June 2, 2005 (the "Agreement"), among the Registrant, Patrick J. Allin and The Allin Dynastic Trust terminated. The Agreement provided that if the Registrant did not consummate a follow-on-financing by August 15, 2005, which date was extended to August 26, 2005, the Agreement, and all promissory notes issued under the Agreement, would be null and void. The Registrant did not consummate a follow-on-financing on August 26, 2005, nor did the Registrant enter into a definitive agreement regarding an amendment to the Agreement.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PATRON  SYSTEMS,  INC.


Date: September  1,  2005                     By: /s/ Robert Cross
                                                  --------------------------
                                              Robert  Cross
                                              Chief  Executive  Officer


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